EATON VANCE SHORT DURATION STRATEGIC INCOME FUND

Supplement to Prospectus dated March 1, 2023

1.The following replaces Footnote 1 under the “Annual Fund Operating Expenses” table under “Fees and Expenses of the Fund” in “Fund Summaries” under “Eaton Vance Short Duration Strategic Income Fund”:

(1)Reflects the Fund’s allocable share of the advisory fee and other expenses of the Portfolio(s)/Fund(s) in which it invests.  Acquired Fund Fees and Expenses include interest expense of 0.06%

May 8, 2023	42390 5.8.23